OPTION AGREEMENT
                                    (ILX/IRS)

         This OPTION AGREEMENT is made effective as of June 2, 1995, by and between Investor Resource Services, Inc., a Florida corporation ("Optionee") and ILX Incorporated, an Arizona corporation (the "Company").

R E C I T A L S:

         Pursuant and subject to that certain Consulting Agreement between the parties dated as of June 2, 1995 (the "Consulting Agreement"), as modified herein, the Company desires to grant to Optionee, and Optionee desires to receive, an option to purchase shares of common stock (the "Common Stock") of ILX Incorporated, an Arizona corporation ("ILX"), according to the terms and conditions set forth in this Agreement.

A G R E E M E N T:

                  NOW THEREFORE, for good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee an option (the "Option") to purchase up to Two Hundred Fifty Thousand (250,000) shares of ILX's restricted Common Stock (the "Option Shares") at any time during the Option Term. The Option may be exercised in whole or part. This Option shall be exercised by delivering to the Company written notice of Optionee's election to exercise the Option, and specifying the number of Shares to be purchased (the "Notice").

         2. Term. The term of this Option (the "Option Term") shall commence upon the date hereof and shall terminate 30 days after the effective date of any registration under Section 7(b) of the Consulting Agreement or June 1, 1997, whichever is earlier. Any Notice that is given by Optionee to the Company during the Option Term shall be valid notwithstanding that the delivery of the Option Shares purchased may take place after the expiration of the Option Term.

         3. Purchase Price. The purchase price for the Option Shares shall be $1.25 per share.

         4. Closing. The closing of any purchase of Option Shares pursuant to an exercise of the Option shall take place at the office of the Company no later than thirty (30) days following the day written notice of the election to exercise this Option as to the particular Option Shares is given, or at such other time and place as may be designated by the parties. At the closing, Optionee shall deliver to the Company a cashiers' check in the amount of the purchase price, together with any other documents that ILX may require to effect the transfer of the purchased shares from the Company to Optionee. The Company shall execute and deliver to ILX documents appropriate to transfer the purchased shares to Optionee.

         5.       Anti-dilution.

         a. The number and character of the Option Shares to be purchased upon the exercise of the option herein shall be subject to adjustment as provided in this Paragraph 5. If, after the date hereof, the number of outstanding shares of common stock of ILX is increased by a stock dividend payable in shares of common stock, or by a subdivision or split-up of shares of common stock, or the number of outstanding shares of common stock is decreased by a combination or reclassification of shares of common stock, or ILX shall pay or make a dividend or other distribution with respect to common stock (other than in cash or shares of common stock), or in case of any capital reorganization or of any reclassification of the common stock or any change in the outstanding common stock as a result of the consolidation or merger of ILX with or into any other corporation, or the sale of the properties and assets of ILX to any other corporation, or any other transaction, similar or dissimilar to the foregoing, then this Option shall after the effective date of such stock dividend, subdivision, split-up, combination, reclassification dividend, other distribution, capital reorganization, merger, sale or other transaction entitle Optionee to purchase the kind and number of shares of stock or other securities or property to which Optionee would have been entitled if it had held the shares purchasable upon the exercise of this Option immediately prior to such transaction.

         b. Nothing herein shall in any way affect the right of ILX to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6. Securities Laws. The terms of Section 7 of the Consulting Agreement are incorporated herein by this reference.

         7. Attorneys' Fees. In any action or proceeding to enforce this Option or any rights hereunder, the prevailing party shall be entitled to its court costs and reasonable attorneys' fees in such action or proceeding.

         8. Notices. Any and all notices, offers, acceptances or other communications provided for herein shall be in writing and shall be deemed to have been sufficiently given when addressed to the party at its address set forth below, and either hand delivered or deposited in the United States mail, postage prepaid, by registered or certified mail, return receipt requested.

         9. Governing Law. This Option shall be construed in accordance with and governed by the laws of the State of Arizona.

         10. Assignment. This Option may be assigned by the Company, but is non-transferrable by Optionee. Subject to the foregoing, all the terms and provisions of this Option shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         11. Further Documents. Each party hereby agrees to take such further actions and execute such further documents as may be reasonably required and necessary to effectuate the provisions hereof.

         IN WITNESS WHEREOF, the parties have entered into this Option Agreement as of the day and year first above written.

INVESTOR RESOURCE SERVICES, INC.

         By:  /s/ Daniel D. Starczewski
         ------------------------------

         Name: Daniel D. Starczewski
         ------------------------------

         Title: President
         ------------------------------

         Address:
         7457 Aloma Ave., Suite 302
         Winter Park, FL 32792

ILX INCORPORATED

         By: /s/ Joseph P. Martori
         -------------------------

         Name: Joseph P. Martori
         -------------------------

         Title: Chairman
         -------------------------

         Address:
         2777 East Camelback Road
         Phoenix, AZ 85016

                                OPTION AGREEMENT
                                    (ILX/USI)

         This OPTION AGREEMENT is made effective as of June 2, 1995, by and between Universal Solutions, Inc., a Colorado corporation ("Optionee") and ILX Incorporated, an Arizona corporation (the "Company").

R E C I T A L S:

         Pursuant and subject to that certain Consulting Agreement between the parties dated as of June 2, 1995 (the "Consulting Agreement"), as modified herein, the Company desires to grant to Optionee, and Optionee desires to receive, an option to purchase shares of common stock (the "Common Stock") of ILX Incorporated, an Arizona corporation ("ILX"), according to the terms and conditions set forth in this Agreement.

A G R E E M E N T:

                  NOW THEREFORE, for good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee an option (the "Option") to purchase up to Two Hundred Fifty Thousand (250,000) shares of ILX's restricted Common Stock (the "Option Shares") at any time during the Option Term. The Option may be exercised in whole or part. This Option shall be exercised by delivering to the Company written notice of Optionee's election to exercise the Option, and specifying the number of Shares to be purchased (the "Notice").

         2. Term. The term of this Option (the "Option Term") shall commence upon the date hereof and shall terminate 30 days after the effective date of any registration under Section 7(b) of the Consulting Agreement or June 1, 1997, whichever is earlier. Any Notice that is given by Optionee to the Company during the Option Term shall be valid notwithstanding that the delivery of the Option Shares purchased may take place after the expiration of the Option Term.

         3. Purchase Price. The purchase price for the Option Shares shall be $1.25 per share.

         4. Closing. The closing of any purchase of Option Shares pursuant to an exercise of the Option shall take place at the office of the Company no later than thirty (30) days following the day written notice of the election to exercise this Option as to the particular Option Shares is given, or at such other time and place as may be designated by the parties. At the closing, Optionee shall deliver to the Company a cashiers' check in the amount of the purchase price, together with any other documents that ILX may require to effect the transfer of the purchased shares from the Company to Optionee. The Company shall execute and deliver to ILX documents appropriate to transfer the purchased shares to Optionee.

         5.       Anti-dilution.

         a. The number and character of the Option Shares to be purchased upon the exercise of the option herein shall be subject to adjustment as provided in this Paragraph 5. If, after the date hereof, the number of outstanding shares of common stock of ILX is increased by a stock dividend payable in shares of common stock, or by a subdivision or split-up of shares of common stock, or the number of outstanding shares of common stock is decreased by a combination or reclassification of shares of common stock, or ILX shall pay or make a dividend or other distribution with respect to common stock (other than in cash or shares of common stock), or in case of any capital reorganization or of any reclassification of the common stock or any change in the outstanding common stock as a result of the consolidation or merger of ILX with or into any other corporation, or the sale of the properties and assets of ILX to any other corporation, or any other transaction, similar or dissimilar to the foregoing, then this Option shall after the effective date of such stock dividend, subdivision, split-up, combination, reclassification dividend, other distribution, capital reorganization, merger, sale or other transaction entitle Optionee to purchase the kind and number of shares of stock or other securities or property to which Optionee would have been entitled if it had held the shares purchasable upon the exercise of this Option immediately prior to such transaction.

         b. Nothing herein shall in any way affect the right of ILX to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6. Securities Laws. The terms of Section 7 of the Consulting Agreement are incorporated herein by this reference.

         7. Attorneys' Fees. In any action or proceeding to enforce this Option or any rights hereunder, the prevailing party shall be entitled to its court costs and reasonable attorneys' fees in such action or proceeding.

         8. Notices. Any and all notices, offers, acceptances or other communications provided for herein shall be in writing and shall be deemed to have been sufficiently given when addressed to the party at its address set forth below, and either hand delivered or deposited in the United States mail, postage prepaid, by registered or certified mail, return receipt requested.

         9. Governing Law. This Option shall be construed in accordance with and governed by the laws of the State of Arizona.

         10. Assignment. This Option may be assigned by the Company, but is non-transferrable by Optionee. Subject to the foregoing, all the terms and provisions of this Option shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         11. Further Documents. Each party hereby agrees to take such further actions and execute such further documents as may be reasonably required and necessary to effectuate the provisions hereof.

         IN WITNESS WHEREOF, the parties have entered into this Option Agreement as of the day and year first above written.

UNIVERSAL SOLUTIONS, INC.

         By: /s/ Charles S. Arnold
         -------------------------

         Name: Charles S. Arnold
         -------------------------

         Title: President
         -------------------------

         Address:
         7457 Aloma Ave., Suite 302
         Winter Park, FL 32792

ILX INCORPORATED

         By: /s/ Joseph P. Martori
         -------------------------

         Name: Joseph P. Martori
         -------------------------

         Title: Chairman
         -------------------------

         Address:
         2777 East Camelback Road
         Phoenix, AZ 85016

                                OPTION AGREEMENT
                                    (MEI/IRS)

         This OPTION AGREEMENT is made effective as of June 2, 1995, by and between Investor Resource Services, Inc., a Florida corporation ("Optionee") and Martori Enterprises Incorporated, an Arizona corporation (the "Company").

R E C I T A L S:

         Pursuant and subject to that certain Consulting Agreement between the parties dated as of June 2, 1995 (the "Consulting Agreement"), as modified herein, the Company desires to grant to Optionee, and Optionee desires to receive, an option to purchase shares of common stock (the "Common Stock") of ILX Incorporated, an Arizona corporation ("ILX"), according to the terms and conditions set forth in this Agreement.

A G R E E M E N T:

                  NOW THEREFORE, for good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee an option (the "Option") to purchase up to Fifty Thousand (50,000) shares of ILX's Common Stock (the "Option Shares") at any time during the Option Term. The Option may be exercised in whole or part. This Option shall be exercised by delivering to the Company written notice of Optionee's election to exercise the Option, and specifying the number of Shares to be purchased (the "Notice").

         2. Term. The term of this Option (the "Option Term") shall commence upon the date hereof and shall terminate on June 1, 1996. Any Notice that is given by Optionee to the Company during the Option Term shall be valid notwithstanding that the delivery of the Option Shares purchased may take place after the expiration of the Option Term.

         3. Purchase Price. The purchase price for the Option Shares shall be $1.25 per share.

         4. Closing. The closing of any purchase of Option Shares pursuant to an exercise of the Option shall take place at the office of the Company no later than thirty (30) days following the day written notice of the election to exercise this Option as to the particular Option Shares is given, or at such other time and place as may be designated by the parties. At the closing, Optionee shall deliver to the Company a cashiers' check in the amount of the purchase price, together with any other documents that ILX or the Company may require to effect the transfer of the purchased shares from the Company to Optionee. The Company shall execute and deliver to ILX documents appropriate to transfer the purchased shares to Optionee.

         5.       Anti-dilution.

         a. The number and character of the Option Shares to be purchased upon the exercise of the option herein shall be subject to adjustment as provided in this Paragraph 5. If, after the date hereof, the number of outstanding shares of common stock of ILX is increased by a stock dividend payable in shares of common stock, or by a subdivision or split-up of shares of common stock, or the number of outstanding shares of common stock is decreased by a combination or reclassification of shares of common stock, or ILX shall pay or make a dividend or other distribution with respect to common stock (other than in cash or shares of common stock), or in case of any capital reorganization or of any reclassification of the common stock or any change in the outstanding common stock as a result of the consolidation or merger of ILX with or into any other corporation, or the sale of the properties and assets of ILX to any other corporation, or any other transaction, similar or dissimilar to the foregoing, then this Option shall after the effective date of such stock dividend, subdivision, split-up, combination, reclassification dividend, other distribution, capital reorganization, merger, sale or other transaction entitle Optionee to purchase the kind and number of shares of stock or other securities or property to which Optionee would have been entitled if it had held the shares purchasable upon the exercise of this Option immediately prior to such transaction.

         b. Nothing herein shall in any way affect the right of ILX to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6. Securities Laws. The terms of Section 6 of the Consulting Agreement are incorporated herein by this reference.

         7. Attorneys' Fees. In any action or proceeding to enforce this Option or any rights hereunder, the prevailing party shall be entitled to its court costs and reasonable attorneys' fees in such action or proceeding.

         8. Notices. Any and all notices, offers, acceptances or other communications provided for herein shall be in writing and shall be deemed to have been sufficiently given when addressed to the party at its address set forth below, and either hand delivered or deposited in the United States mail, postage prepaid, by registered or certified mail, return receipt requested.

         9. Governing Law. This Option shall be construed in accordance with and governed by the laws of the State of Arizona.

         10. Assignment. This Option may be assigned by the Company, but is non-transferrable by Optionee. Subject to the foregoing, all the terms and provisions of this Option shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         11. Further Documents. Each party hereby agrees to take such further actions and execute such further documents as may be reasonably required and necessary to effectuate the provisions hereof.

         IN WITNESS WHEREOF, the parties have entered into this Option Agreement as of the day and year first above written.

INVESTOR RESOURCE SERVICES, INC.

         By:  /s/ Daniel D. Starczewski
         ------------------------------

         Name: Daniel D. Starczewski
         ------------------------------

         Title: President
         ------------------------------

         Address:
         7457 Aloma Ave., Suite 302
         Winter Park, FL 32792

MARTORI ENTERPRISES INCORPORATED

         By: /s/ Joseph P. Martori
         -------------------------

         Name: Joseph P. Martori
         -------------------------

         Title: Chairman
         -------------------------

         Address:
         2777 East Camelback Road
         Phoenix, AZ 85016

                                OPTION AGREEMENT
                                    (MEI/USI)

         This OPTION AGREEMENT is made effective as of June 2, 1995, by and between Universal Solutions, Inc., a Colorado corporation ("Optionee") and Martori Enterprises Incorporated, an Arizona corporation (the "Company").

R E C I T A L S:

         Pursuant and subject to that certain Consulting Agreement between the parties dated as of June 2, 1995 (the "Consulting Agreement"), as modified herein, the Company desires to grant to Optionee, and Optionee desires to receive, an option to purchase shares of common stock (the "Common Stock") of ILX Incorporated, an Arizona corporation ("ILX"), according to the terms and conditions set forth in this Agreement.

A G R E E M E N T:

                  NOW THEREFORE, for good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee an option (the "Option") to purchase up to Fifty Thousand (50,000) shares of ILX's Common Stock (the "Option Shares") at any time during the Option Term. The Option may be exercised in whole or part. This Option shall be exercised by delivering to the Company written notice of Optionee's election to exercise the Option, and specifying the number of Shares to be purchased (the "Notice").

         2. Term. The term of this Option (the "Option Term") shall commence upon the date hereof and shall terminate on June 1, 1996. Any Notice that is given by Optionee to the Company during the Option Term shall be valid notwithstanding that the delivery of the Option Shares purchased may take place after the expiration of the Option Term.

         3. Purchase Price. The purchase price for the Option Shares shall be $1.25 per share.

         4. Closing. The closing of any purchase of Option Shares pursuant to an exercise of the Option shall take place at the office of the Company no later than thirty (30) days following the day written notice of the election to exercise this Option as to the particular Option Shares is given, or at such other time and place as may be designated by the parties. At the closing, Optionee shall deliver to the Company a cashiers' check in the amount of the purchase price, together with any other documents that ILX or the Company may require to effect the transfer of the purchased shares from the Company to Optionee. The Company shall execute and deliver to ILX documents appropriate to transfer the purchased shares to Optionee.

         5.       Anti-dilution.

         a. The number and character of the Option Shares to be purchased upon the exercise of the option herein shall be subject to adjustment as provided in this Paragraph 5. If, after the date hereof, the number of outstanding shares of common stock of ILX is increased by a stock dividend payable in shares of common stock, or by a subdivision or split-up of shares of common stock, or the number of outstanding shares of common stock is decreased by a combination or reclassification of shares of common stock, or ILX shall pay or make a dividend or other distribution with respect to common stock (other than in cash or shares of common stock), or in case of any capital reorganization or of any reclassification of the common stock or any change in the outstanding common stock as a result of the consolidation or merger of ILX with or into any other corporation, or the sale of the properties and assets of ILX to any other corporation, or any other transaction, similar or dissimilar to the foregoing, then this Option shall after the effective date of such stock dividend, subdivision, split-up, combination, reclassification dividend, other distribution, capital reorganization, merger, sale or other transaction entitle Optionee to purchase the kind and number of shares of stock or other securities or property to which Optionee would have been entitled if it had held the shares purchasable upon the exercise of this Option immediately prior to such transaction.

         b. Nothing herein shall in any way affect the right of ILX to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6. Securities Laws. The terms of Section 6 of the Consulting Agreement are incorporated herein by this reference.

         7. Attorneys' Fees. In any action or proceeding to enforce this Option or any rights hereunder, the prevailing party shall be entitled to its court costs and reasonable attorneys' fees in such action or proceeding.

         8. Notices. Any and all notices, offers, acceptances or other communications provided for herein shall be in writing and shall be deemed to have been sufficiently given when addressed to the party at its address set forth below, and either hand delivered or deposited in the United States mail, postage prepaid, by registered or certified mail, return receipt requested.

         9. Governing Law. This Option shall be construed in accordance with and governed by the laws of the State of Arizona.

         10. Assignment. This Option may be assigned by the Company, but is non-transferrable by Optionee. Subject to the foregoing, all the terms and provisions of this Option shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         11. Further Documents. Each party hereby agrees to take such further actions and execute such further documents as may be reasonably required and necessary to effectuate the provisions hereof.

         IN WITNESS WHEREOF, the parties have entered into this Option Agreement as of the day and year first above written.

UNIVERSAL SOLUTIONS, INC.

         By: /s/ Charles S. Arnold
         -------------------------

         Name: Charles S. Arnold
         -------------------------

         Title: President
         -------------------------

         Address:
         7457 Aloma Ave., Suite 302
         Winter Park, FL 32792

MARTORI ENTERPRISES INCORPORATED

         By: /s/ Joseph P. Martori
         -------------------------

         Name: Joseph P. Martori
         -------------------------

         Title: Chairman
         -------------------------

         Address:
         2777 East Camelback Road
         Phoenix, AZ 85016